Exhibit 99.(16)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Eddie A. Grier, a Trustee of the Morgan Stanley ETF Trust (the “Trust”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement of the Trust on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of Morgan Stanley Mortgage Securities Trust into the Eaton Vance Mortgage Opportunities ETF, a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 13, 2025

/s/ Eddie A. Grier
Eddie A. Grier

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Frances L. Cashman, a Trustee of the Morgan Stanley ETF Trust (the “Trust”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement of the Trust on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of Morgan Stanley Mortgage Securities Trust into the Eaton Vance Mortgage Opportunities ETF, a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 13, 2025

/s/ Frances L. Cashman
Frances L. Cashman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Frank L. Bowman, a Trustee of the Morgan Stanley ETF Trust (the “Trust”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement of the Trust on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of Morgan Stanley Mortgage Securities Trust into the Eaton Vance Mortgage Opportunities ETF, a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 13, 2025

/s/ Frank L. Bowman
Frank L. Bowman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Kathleen A. Dennis, a Trustee of the Morgan Stanley ETF Trust (the “Trust”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement of the Trust on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of Morgan Stanley Mortgage Securities Trust into the Eaton Vance Mortgage Opportunities ETF, a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 13, 2025

/s/ Kathleen A. Dennis
Kathleen A. Dennis

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Nancy C. Everett, a Trustee of the Morgan Stanley ETF Trust (the “Trust”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement of the Trust on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of Morgan Stanley Mortgage Securities Trust into the Eaton Vance Mortgage Opportunities ETF, a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 13, 2025

/s/ Nancy C. Everett
Nancy C. Everett

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Jakki L. Haussler, a Trustee of the Morgan Stanley ETF Trust (the “Trust”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement of the Trust on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of Morgan Stanley Mortgage Securities Trust into the Eaton Vance Mortgage Opportunities ETF, a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 13, 2025

/s/ Jakki L. Haussler
Jakki L. Haussler

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Manuel H. Johnson, a Trustee of the Morgan Stanley ETF Trust (the “Trust”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement of the Trust on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of Morgan Stanley Mortgage Securities Trust into the Eaton Vance Mortgage Opportunities ETF, a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 13, 2025

/s/ Manuel H. Johnson
Manuel H. Johnson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Michael F. Klein, a Trustee of the Morgan Stanley ETF Trust (the “Trust”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement of the Trust on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of Morgan Stanley Mortgage Securities Trust into the Eaton Vance Mortgage Opportunities ETF, a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 13, 2025

/s/ Michael F. Klein
Michael F. Klein

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Patricia A. Maleski, a Trustee of the Morgan Stanley ETF Trust (the “Trust”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement of the Trust on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of Morgan Stanley Mortgage Securities Trust into the Eaton Vance Mortgage Opportunities ETF, a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 13, 2025

/s/ Patricia A. Maleski
Patricia A. Maleski

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that W. Allen Reed, a Trustee of the Morgan Stanley ETF Trust (the “Trust”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement of the Trust on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of Morgan Stanley Mortgage Securities Trust into the Eaton Vance Mortgage Opportunities ETF, a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 13, 2025

/s/ W. Allen Reed
W. Allen Reed

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Richard G. Gould III, a Trustee of the Morgan Stanley ETF Trust (the “Trust”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement of the Trust on Form N-14 under the Securities Act of 1933 relating to the proposed reorganization of Morgan Stanley Mortgage Securities Trust into the Eaton Vance Mortgage Opportunities ETF, a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: March 13, 2025

/s/ Richard G. Gould III
Richard G. Gould III